                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-12

                               GS FINANCIAL CORP.
--------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


--------------------------------------------------------------------------------
      (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3)  Filing party:

--------------------------------------------------------------------------------
     (4)  Date filed:

--------------------------------------------------------------------------------

                            [GS FINANCIAL CORP. LOGO]




                                                                  March 30, 2006

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of GS Financial Corp. The meeting will be held at our headquarters, located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 25, 2006 at 10:00 a.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

        It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

        On behalf of the Board of Directors and all of the employees of GS Financial Corp., I thank you for your continued interest and support.


                                        Sincerely,

                                        /s/ Stephen E. Wessel

                                        Stephen E. Wessel
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               GS FINANCIAL CORP.
                        3798 VETERANS MEMORIAL BOULEVARD
                            METAIRIE, LOUISIANA 70002
                                 (504) 457-6220

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2006

                                 ---------------


        Our Annual Meeting of Stockholders will be held at the headquarters of GS Financial Corp. located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 25, 2006 at 10:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

        (1) To elect three directors for a three-year term expiring in 2009, and until their successors are elected and qualified;

        (2) To ratify the appointment of LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

        (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

        You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you were a stockholder of record as of the close of business on March 14, 2006, the voting record date.


                                        By Order of the Board of Directors

                                        /s/ Lettie R. Moll

                                        Lettie R. Moll
                                        VICE PRESIDENT AND SECRETARY


Metairie, Louisiana
March 30, 2006




--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT YOU ARE URGED TO COMPLETE SIGN DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                        TABLE OF CONTENTS
------------------------------------------------------------------------------------------------

                                                                                          Page
                                                                                          ----
About the Annual Meeting of Stockholders...............................................     1
Information with Respect to Nominees for Director, Continuing Directors and
  Executive Officers...................................................................     3
         Election of Directors (Proposal One)..........................................     3
         Directors Whose Terms Are Continuing..........................................     4
         Executive Officers Who Are Not Directors......................................     5
         Committees and Meetings of the Board of Directors.............................     5
         Director Nominations..........................................................     6
         Director Compensation.........................................................     6
         Directors Attendance at Annual Meetings.......................................     7
Report of the Compensation Committee...................................................     7
Report of the Audit Committee..........................................................     8
Ratification of Appointment of Independent Registered Public Accounting Firm
         (Proposal Two)................................................................     8
         Audit Fees....................................................................     9
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management.......    10
         Section 16(a) Beneficial Ownership Reporting Compliance.......................    11
Performance Graph......................................................................    12
Executive Compensation.................................................................    13
         Summary Compensation Table....................................................    13
         Stock Options.................................................................    14
         Employment Agreement..........................................................    14
         Transactions With Certain Related Persons.....................................    14
         Compensation Committee Interlocks and Insider Participation...................    14
Stockholder Proposals, Nominations and Communications with the Board of Directors......    15
Annual Reports.........................................................................    16
Other Matters..........................................................................    16

                                 PROXY STATEMENT
                                       OF
                               GS FINANCIAL CORP.


--------------------------------------------------------------------------------
                    ABOUT THE ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

        This Proxy Statement is furnished to holders of common stock of GS Financial Corp., the parent holding company of Guaranty Savings and Homestead Association. Proxies are being solicited on behalf of our Board of Directors for use at the Annual Meeting of Stockholders to be held at our headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana on Tuesday, April 25, 2006 at 10:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 30, 2006.

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

        At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of GS Financial and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

        Only our stockholders of record as of the close of business on the record date for the meeting, March 14, 2006, are entitled to vote at the meeting. On the record date, we had 1,279,806 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

HOW DO I SUBMIT MY PROXY?

        After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

CAN I ATTEND THE MEETING AND VOTE MY SHARES IN PERSON?

        Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

        Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

        o First, you may send a written notice to the Secretary of GS Financial, Ms. Lettie R. Moll, Corporate Secretary, GS Financial Corp., 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, stating that you would like to revoke your proxy.

        o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

        o Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

        If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

WHAT CONSTITUTES A QUORUM?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

WHAT ARE THE BOARD OF DIRECTORS' RECOMMENDATIONS?

        The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of LaPorte, Sehrt, Romig & Hand for fiscal 2006.

        The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

        Directors are elected by a plurality of the votes cast with a quorum (a majority of the outstanding shares entitled to vote represented in person or by proxy) present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent registered public accounting firm. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. Under rules of the New York Stock Exchange, the proposals to elect directors and to ratify the appointment of the independent registered public accounting firm are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent registered public accounting firm.

--------------------------------------------------------------------------------
               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
                  CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

ELECTION OF DIRECTORS (PROPOSAL ONE)

        Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by our stockholders for staggered terms, or until their successors are elected and qualified. At the Annual Meeting, stockholders of GS Financial will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2009, and until their successors are elected and qualified.

        No director is related to any other director or executive officer by first cousin or closer, except that Donald C. Scott and Bruce A. Scott are brothers and Bruce A. Scott and Stephen L. Cory are brothers-in-law. Each nominee and each director whose term continues currently serves as a director of GS Financial and Guaranty Savings and Homestead Association. The Board of Directors has determined that a majority of its members are independent directors as defined in the Nasdaq listing standards. Our independent directors are Messrs. Wren, Glazer, Bourgeois and Zahn.

        Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

        The following tables present information concerning the nominees for director and each director whose term continues, including tenure as a director. Ages are reflected as of March 14, 2006. Terms as directors include service as a director of Guaranty Savings and Homestead Association.

          NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2009

                                                                                                          DIRECTOR
       NAME              AGE              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                   SINCE
--------------------   -------   --------------------------------------------------------------------    -----------
Stephen L. Cory          56      Mr. Cory is an insurance agent and President of Cory, Tucker &              1995
                                 Larrowe, Inc. in Metairie, Louisiana.

Edward J. Bourgeois      49      Mr. Bourgeois is a certified public accountant in the State of              2004
                                 Louisiana and currently serves as President of Centergy Consulting,
                                 LLC, New Orleans, Louisiana, a consulting firm specializing in the banking and financial industry.  Mr. Bourgeois was formerly the
                                 Executive Vice President/Chief Operating Officer of Crescent Bank
                                 and Trust, New Orleans, Louisiana from 2001 to 2004.  Prior thereto, Mr. Bourgeois was President of Bourgeois Consulting, a
                                 bank consulting agency in New Orleans, Louisiana from 2000 to 2001, and during 2001, was a Senior Vice President of Ebank.com, Atlanta,
                                 Georgia.  He is a member of the American Institute of Certified
                                 Public Accountants and Louisiana Society of Certified Public
                                 Accountants and Board member of the National Automotive Finance
                                 Association.


                       NOMINEES FOR DIRECTOR FOR A THREE-YEAR TERM EXPIRING IN 2009 (CONTINUED)

                                                                                                          DIRECTOR
       NAME              AGE              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                   SINCE
--------------------   -------   --------------------------------------------------------------------    -----------
Albert J. Zahn, Jr.      54      Mr. Zahn has served as Chairman of the Board of GS Financial and            1992
                                 Guaranty Savings since April 2005.  Mr. Zahn is a certified public accountant and President of the firm Al Zahn CPA, a Professional
                                 Accounting Corporation in Mandeville, Louisiana.


              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ELECTION OF THE NOMINEES FOR DIRECTOR.

DIRECTORS WHOSE TERMS ARE CONTINUING

                                        DIRECTORS WITH A TERM EXPIRING IN 2007

                                                                                                          DIRECTOR
       NAME              AGE              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                   SINCE
--------------------   -------   --------------------------------------------------------------------    -----------
Donald C. Scott          54      Mr. Scott served as Chairman of the Board of GS Financial and               1982
                                 Guaranty Savings from February 1997 and March 1985, respectively, until April 2005; Mr. Scott retired as President and Chief
                                 Executive Officer of both GS Financial and Guaranty Savings in
                                 January 2005.

Hayden W. Wren, III      57      Mr. Wren is Director, Commercial/Investment Brokerage of Corporate          2003
                                 Realty, Inc., New Orleans, Louisiana. Mr. Wren is a Certified
                                 Commercial Investment Member (CCIM), a member of the Society of
                                 Industrial and Office Realtors (SIOR), and a licensed certified public accountant having membership affiliations with the American
                                 Society of Certified Public Accountants and the Louisiana Society
                                 of Certified Public Accountants.


                                        DIRECTORS WITH A TERM EXPIRING IN 2008

                                                                                                          DIRECTOR
       NAME              AGE              PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS                   SINCE
--------------------   -------   --------------------------------------------------------------------    -----------
Bradford A. Glazer       50      Mr. Glazer is President of Glazer Enterprises, Inc., a freight              1991
                                 agency primarily representing the Landstar Carrier Group, a full truckload carrier serving 48 states, Mexico, and Canada.  Glazer
                                 Enterprises, Inc., located in Cincinnati, Ohio, is also a real estate management and development company.

Bruce A. Scott           53      Mr. Scott is an attorney and has served as Executive Vice                   1982
                                 President of GS Financial since February 1997 and Executive Vice
                                 President of Guaranty Savings since 1985.  Mr. Scott has served as
                                 Vice Chairman of the Board since 1990.  Mr. Scott also serves as legal counsel and Personnel Manager of Guaranty Savings, and performs certain legal services for Guaranty Savings and its borrowers in connection with real estate loan closings and receives fees from the borrowers in connection therewith.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

        Set forth below is information with respect to the principal occupations during the last five years for the four executive officers of GS Financial and Guaranty Savings who do not also serve as directors. Ages are reflected as of March 14, 2006.


       NAME             AGE                PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
--------------------   -----   ---------------------------------------------------------------------------------
Stephen E. Wessel       43     Mr. Wessel has served as President and Chief Executive Officer of GS Financial
                               and Guaranty Savings since December 2005.  Previously he served as Senior Vice
                               President/South Louisiana Business Banking Manager for AmSouth Bank, a regional commercial bank, New Orleans, Louisiana since August 2001.  Prior thereto, Mr.
                               Wessel served as Vice President/Regional Business Banking Manager for Whitney
                               National Bank, New Orleans, Louisiana from December 1991 to August 2001.

Lettie R. Moll          52     Ms. Moll has served as Vice President and Secretary of GS Financial since 1997 and Vice President and Secretary of Guaranty Savings since March 1987 and March
                               1982, respectively.

Ralph E. Weber          61     Mr. Weber has served as Senior Vice President of GS Financial and Guaranty
                               Savings since December 2005; prior thereto, Mr. Weber served as interim
                               President and Chief Executive Officer of GS Financial and Guaranty Savings from
                               January 2005 until December 2005.  Mr. Weber previously served as Vice
                               President of GS Financial and Guaranty Savings from February 1997 and 1987, respectively, until January 2005.  Mr. Weber also serves as a member of both loan committees of Guaranty Savings and as security officer of Guaranty Savings.

J. Andrew Bower         41     Mr. Bower has served as Chief Financial Officer and Senior Vice President of GS
                               Financial and Guaranty Savings since January 2006.  Prior thereto, Mr. Bower was a self-employed consultant providing internal audit, accounting and loan review services primarily to banks in the greater New Orleans area, including
                               GS Financial and Guaranty Savings since January 2002.  Previously, Mr. Bower was employed in the accounting department of Stewart Enterprises, Inc.,
                               Metairie, Louisiana, from September 2000 to January 2002, and as an audit manager at Arthur Andersen LLP from December 1992 to September 2000.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors has established compensation, audit and nominating and corporate governance committees. During the fiscal year ended December 31, 2005, our Board of Directors met 14 times. No director attended fewer than 75% of the total number of Board meetings and committee meetings on which he served that were held during this period.

        COMPENSATION COMMITTEE. The current members of the Compensation Committee are Messrs. Glazer, Wren and Zahn, each of whom as determined by our Board of Directors, is an independent director as defined in the Nasdaq's listing standards. The Compensation Committee reviews the compensation of our executive officers and met once in 2005. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for fiscal 2005 is set forth under "Report of the Compensation Committee." No member of the Compensation Committee is a current or former officer or employee of GS Financial or Guaranty Savings and Homestead Association.

        AUDIT COMMITTEE. The primary purpose of the Audit Committee, as set forth in the committee's charter, is to assist the Board of Directors in fulfilling its fiduciary responsibilities relating to corporate accounting and reporting practices. The Audit Committee reviews with management and the independent auditors the systems of internal control, reviews the annual financial statements, including the Annual Report on Form 10-K, and monitors our adherence in accounting and financial reporting to generally accepted accounting principles. The Audit Committee is comprised of three outside directors each of whom is an independent director as defined in Rule 4200(a)(15) of the Nasdaq's listing standards. The current members of the Audit Committee are Messrs. Bourgeois, Wren and Zahn. The Board of Directors has not identified a member of the audit committee who meets the Securities and Exchange Commission's definition of audit committee financial expert. Messrs. Bourgeois, Wren and Zahn are certified public accountants with significant experience in public accounting. The Board of Directors believes that the audit committee members have sufficient expertise to fulfill their fiduciary duties and may determine at a future date to name one of the current members as GS Financial's audit committee financial expert.

        The Audit Committee meets on an as needed basis and met seven times in fiscal 2005. The Board of Directors and the Audit Committee adopted an Audit Committee Charter which was attached as Appendix A to the proxy statement for the 2004 Annual Meeting of Stockholders.

        NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The members of the Nominating and Corporate Governance Committee of GS Financial are Messrs. Wren and Glazer. The members of the committee are independent directors as defined in the Nasdaq Marketplace Rules. The Nominating and Corporate Governance Committee met once during fiscal 2005. Nominations for director of GS Financial are reviewed by the Nominating and Corporate Governance Committee and submitted to the full Board of Directors for approval.

DIRECTOR NOMINATIONS

        The Nominating and Corporate Governance Committee's charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. A stockholder who desires to recommend a prospective nominee should notify our Corporate Secretary in writing providing whatever supporting material the stockholder considers appropriate. Procedures for stockholder nominations are discussed under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

DIRECTOR COMPENSATION

        Members of our Board of Directors receive no compensation for attending meetings of GS Financial's Board. Members of the Board of Directors of Guaranty Savings are paid $850 for each regular meeting of the Board regardless of attendance, $850 for each special meeting attended and $250 for each Audit, Compensation, and Nominating and Corporate Governance Committee meeting attended. Beginning in January 2006, the Chairman of the Board received $1,200 per Board meeting. During fiscal 2005, a search committee was established for which members received a total of $2,000.

        On October 15, 1997, each non-employee director of GS Financial at the time received 14,736 non-qualified stock options with an exercise price of $17.1875, pursuant to the 1997 Stock Option Plan. Such options vested ratably over five years and are completely vested as of the date of this proxy statement. In addition, each non-employee director of GS Financial at the time also received 5,894 shares of restricted common stock on October 15, 1997 which is being earned ratably over ten years, pursuant to GS Financial's 1997 Recognition and Retention Plan and Trust Agreement. In May 2004, we granted 2,355 shares of restricted common stock to Mr. Wren pursuant to the Recognition Plan which are being earned ratably over ten years. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned. Future grants or awards under the Option Plan or Recognition Plan are at the discretion of our Board or a committee appointed by the Board, consistent with the respective terms of such plans. We did not make any grants pursuant to the Option Plan to the non-employee directors during fiscal 2005.

        On January 7, 2005, GS Financial and Guaranty Savings entered into an Early Retirement and Consulting Agreement pursuant to which Donald C. Scott retired from his positions as President and Chief Executive Officer of GS Financial and Guaranty Savings effective as of January 7, 2005. Mr. Donald Scott will continue to serve as a director of GS Financial and Guaranty Savings for the remainder of his current term as a director in the class of 2007. Mr. Scott also has agreed to provide certain consulting services for a period of three years. During fiscal 2005, Mr. Donald Scott received $156,000 pursuant to the consulting agreement in addition to certain auto and medical benefits.

DIRECTORS ATTENDANCE AT ANNUAL MEETINGS

        Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so. At our 2005 Annual Meeting of Stockholders held on April 26, 2005, five of our seven directors attended the meeting.

--------------------------------------------------------------------------------
                      REPORT OF THE COMPENSATION COMMITTEE
--------------------------------------------------------------------------------

        The Compensation Committee is composed of non-employee members of our Board of Directors. The Board has determined that all the members are independent directors as defined in the Nasdaq listing requirements. It is the responsibility of the Compensation Committee to review and recommend to the Board for approval our executive compensation policies and programs.

        The goals of the Compensation Committee are to provide an executive compensation program which allows for the recruitment, retention and motivation of highly qualified executives whose positions are deemed to be key to GS Financial's and Guaranty Savings' current and future success. The Compensation Committee attempts to achieve these objectives through a combination of base salary and cash bonus awards.

        BASE SALARY AND CASH BONUS AWARDS. The salaries of the President and Chief Executive Officer and the other executive officers are reviewed by the Compensation Committee and are established for individual executive officers based on subjective evaluations of individual performance and the individual's skills, experience and background, as well as the financial performance of GS Financial. The Compensation Committee also considers whether to pay cash bonuses to Guaranty Savings' employees, including its executive officers. The Compensation Committee places significant emphasis on the earnings and income of GS Financial in making its determinations. The Compensation Committee's objective is to ensure GS Financial will remain competitive in its compensation practices and enable it to retain qualified executive officers. The awarding of cash bonuses is determined in the sole discretion of the Board of Directors with the advice of the Compensation Committee.

        CHIEF EXECUTIVE OFFICER COMPENSATION. In December 2005, Stephen E. Wessel was hired as President and Chief Executive Officer of GS Financial and Guaranty Savings. Mr. Wessel's annual base salary for 2006 is $160,000. In connection with his appointment, the Board approved an employment agreement between Guaranty Savings and Mr. Wessel and further agreed to establish a bonus plan in fiscal 2006.

                                        MEMBERS OF THE COMPENSATION COMMITTEE

                                        Bradford A. Glazer
                                        Hayden W. Wren, III
                                        Albert J. Zahn, Jr.


--------------------------------------------------------------------------------
                          REPORT OF THE AUDIT COMMITTEE
--------------------------------------------------------------------------------

        The Audit Committee has reviewed and discussed GS Financial's audited financial statements with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in GS Financial's Annual Report on Form 10-K for fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

        The Charter of the Audit Committee includes a means for employees to report complaints about accounting practices, internal controls or auditing matters, including anonymous or confidential submissions and has also insured that GS Financial's external auditors are following all necessary procedures such as approval of non-audit services, prevention of prohibited services and proper rotation of partners.

                                        MEMBERS OF THE AUDIT COMMITTEE

                                        Edward J. Bourgeois, CPA
                                        Hayden W. Wren, III, CPA
                                        Albert J. Zahn, Jr., CPA

--------------------------------------------------------------------------------
                         RATIFICATION OF APPOINTMENT OF
         INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FIRM (PROPOSAL TWO)
--------------------------------------------------------------------------------

        Our Audit Committee has appointed LaPorte, Sehrt, Romig & Hand, independent registered public accounting firm, to perform the audit of GS Financial's financial statements for the year ending December 31, 2006, and further directed that their selection be submitted for ratification by the stockholders at the Annual Meeting.

        We have been advised by LaPorte, Sehrt, Romig & Hand that neither that firm nor any of its associates has any relationship with GS Financial or Guaranty Savings other than the usual relationship that exists between independent registered public accounting firms and their clients. LaPorte, Sehrt, Romig & Hand will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

        In determining whether to appoint LaPorte, Sehrt, Romig & Hand as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by LaPorte, Sehrt, Romig & Hand is compatible with maintaining their independence. In addition to performing auditing services, LaPorte, Sehrt, Romig & Hand performed tax-related services, including the completion of GS Financial's corporate tax returns, in 2004 and 2005. The Audit Committee believes that LaPorte, Sehrt, Romig & Hand's performance of these other services is compatible with maintaining their independence.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF
       THE APPOINTMENT OF LAPORTE, SEHRT, ROMIG & HAND AS OUR INDEPENDENT
          REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
                               DECEMBER 31, 2006.

AUDIT FEES

        The following table sets forth the aggregate fees paid by us to LaPorte, Sehrt, Romig & Hand for professional services rendered in connection with the audit of GS Financial's consolidated financial statements for 2005 and 2004, as well as the fees paid by us to LaPorte, Sehrt, Romig & Hand for audit-related services, tax services and all other services rendered to us during 2005 and 2004.

                                                    YEAR ENDED DECEMBER 31,
                                                 ---------------------------
                                                    2005             2004
                                                 ----------       ----------
Audit Fees (1)..............................     $   42,900       $   37,250
Audit-related fees..........................            210               --
Tax fees (2)................................          6,500            6,500
All other fees..............................             --               --
                                                 ----------       ----------
        Total...............................     $   49,610       $   43,750
                                                 ==========       ==========
--------------------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

        The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to GS Financial. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee's charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The chair of the Audit Committee has been delegated the authority to approve audit-related and non-audit related services in lieu of the full Audit Committee, and presents all such previously-approved engagements to the full Audit Committee.

        Each new engagement of LaPorte, Sehrt, Romig & Hand was approved in advance by the Audit Committee, and none of those engagements made use of the DE MINIMIS exception to pre-approval contained in the SEC's rules.

--------------------------------------------------------------------------------
                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
--------------------------------------------------------------------------------

        The following table sets forth, as of March 14, 2006, the voting record date, certain information as to our common stock beneficially owned by (a) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934 who or which was known to us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (b) our directors, (c) certain executive officers, and (d) all directors and executive officers as a group.

                                                                            COMMON STOCK BENEFICIALLY OWNED AS
                                                                                    OF MARCH 14, 2006(1)
                                                                           -------------------------------------
                       NAME OF BENEFICIAL OWNER(S)                              AMOUNT            PERCENTAGE(2)
------------------------------------------------------------------------   ----------------     ----------------
GS Financial Corp. Employee Stock Ownership Plan and Trust.............         195,952(3)            15.3%
  3798 Veterans Memorial Boulevard
  Metairie, Louisiana 70002

Philip J. Timyan.......................................................          99,500(4)             7.8
  c/o Riggs Partners
  4324 Central Avenue
  Western Springs, Illinois 60558

DIRECTORS:
  Edward J. Bourgeois..................................................           2,404(5)             *
  Stephen L. Cory......................................................          23,360(6)(7)          1.8
  Bradford A. Glazer...................................................          35,459(6)(8)          2.7
  Bruce A. Scott.......................................................         174,091(3)(9)         12.8
  Donald C. Scott......................................................         144,320(10)           10.6
  Hayden W. Wren, III..................................................             335                *
  Albert J. Zahn, Jr...................................................          37,351(6)(11)         2.9

NAMED EXECUTIVE OFFICERS:
  Ralph E. Weber.......................................................          20,335(3)(12)         1.6
  Stephen E. Wessel....................................................              --                *

All directors and executive officers of GS Financial
  and Guaranty Savings as a group (11 persons).........................         451,408(3)(13)        30.2%

--------------------
*       Represents less than 1% of our outstanding common stock.

(1) Based upon filings made with the Securities and Exchange Commission and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities and Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.


                                          (FOOTNOTES CONTINUE ON FOLLOWING PAGE)

--------------------
(2) Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of March 14, 2006, the voting record date, have been exercised.

(3) The GS Financial Corp. Employee Stock Ownership Plan Trust was established pursuant to an agreement between GS Financial and Ms. Lettie
        R. Moll and Messrs. Ralph E. Weber and Bruce A. Scott who act as trustees of the plan. As of March 14, 2006, 172,030 shares held in the ESOP Trust have been allocated to the accounts of participating employees. The 23,922 unallocated shares held in the ESOP Trust as of March 14, 2006 will be voted by the ESOP Trustees in accordance with their fiduciary duties. The amount of our common stock beneficially owned by officers who serve as ESOP Trustees and by all directors and executive officers as a group does not include the shares held by the ESOP Trust.

(4) Based on information obtained from an amended Schedule 13G/A filed by Philip J. Timyan with the SEC on February 10, 2006. Total amount of beneficial ownership includes shares beneficially owned by each of Riggs Qualified Partners, LLC., RAM T, L.P. and Mr. Timyan directly. Mr. Timyan reports sole voting and dispositive power with respect to 73,000 shares and shared dispositive power with respect to 26,500 shares.

(5) Includes 404 shares of common stock held in Mr. Bourgeois' individual retirement account.

(6) Includes for each individual 14,736 shares of common stock subject to stock options exercisable within 60 days of March 14, 2006, the voting record date.

(7) Includes 5,000 shares of common stock subject to the usufruct of Mr. Cory's mother, of which Mr. Cory disclaims beneficial ownership.

(8) Includes 1,450 shares of common stock owned by Mr. Glazer's wife and 10,000 shares owned by Mr. Glazer's children.

(9) Includes 5,000 shares of common stock held in trusts for the benefit of Bruce Scott's children, for which Mr. Scott is the trustee. Mr. Scott disclaims beneficial ownership as to the shares held in such trusts. Also includes 5,000 shares owned directly by Mr. Scott's wife, 5,000 shares of common stock owned by his wife and subject to the usufruct of her mother, of which Mr. Scott disclaims beneficial ownership and 12,000 shares held in Mr. Scott's individual retirement account. Also includes 31,546 shares of common stock allocated to Mr. Scott under the ESOP which the ESOP Trustees will vote in accordance with Mr. Scott's instructions and 85,962 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Does not include shares held by Mr. Donald C. Scott, Mr. Bruce A. Scott's brother. The business address for Mr. Scott is c/o Guaranty Savings and Homestead Association, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(10) Includes 1,500 shares of common stock owned by Mr. Donald Scott's wife. Also includes 85,962 shares of common stock subject to stock options exercisable within 60 days of the voting record date and 48,315 shares held in Mr. Donald Scott's individual retirement account. Does not include shares held by Mr. Bruce Scott, Mr. Donald Scott's brother. The business address for Mr. Donald Scott is c/o Guaranty Savings and Homestead Association, 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

(11)    Includes 5,000 shares of common stock owned by Mr. Zahn's wife.

(12) Includes 18,835 shares of common stock allocated to Mr. Weber's account in the ESOP which the ESOP Trustees will vote in accordance with his instructions.

(13) Includes an aggregate of 216,132 shares of common stock subject to stock options exercisable within 60 days of the voting record date. Also includes 65,115 shares of common stock which are held by the ESOP Trust on behalf of our executive officers as a group.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of GS Financial's common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock other than the ESOP which owns 15.3% and Bruce Scott and Donald Scott who own 12.8% and 10.6%, respectively, of our outstanding stock.

        Based solely on review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, fiscal 2005, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a).

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

        The following graph compares the cumulative total return relating to our common stock with (a) the cumulative total return on the stocks included in the Nasdaq Stock Market Index (for United States companies), and (b) the cumulative return on the stocks in the SNL under $250 million Thrift Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable period.





                               [PERFORMANCE GRAPH]




                                                                      PERIOD ENDING
                                             ---------------------------------------------------------------
                  INDEX                      12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
-----------------------------------------    --------   --------   --------   --------   --------   --------
GS Financial Corp.......................      $100.00    $105.07    $130.43    $142.70    $134.89    $115.00
NASDAQ Composite........................       100.00      79.18      54.44      82.09      89.59      91.54
SNL <$250M Thrift Index.................       100.00     135.22     168.49     234.44     237.94     229.97

------------------
*       Source: SNL Financial LC

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

SUMMARY COMPENSATION TABLE

        GS Financial does not pay separate compensation to its directors and officers. However, we do reimburse Guaranty Savings for a certain percentage of salaries paid to its officers and other expenses incurred. The following table sets forth a summary of certain information concerning the compensation paid by Guaranty Savings for services rendered in all capacities during the years ended December 31, 2005, 2004 and 2003 to our President and Chief Executive Officer, who held such positions during fiscal 2005, our Interim President and Chief Executive Officer and the Executive Vice President (our "named executive officers"). None of our other executive officers had total annual salary and bonus in excess of $100,000 during fiscal 2005.

                                                                          ANNUAL COMPENSATION(1)
                                                                       ---------------------------       ALL OTHER
             NAME AND PRINCIPAL POSITION                    YEAR           SALARY         BONUS        COMPENSATION
-------------------------------------------------------   --------     -------------   -----------   ----------------
Stephen E. Wessel                                           2005         $ 10,360(2)    $   250                 --
PRESIDENT AND CHIEF EXECUTIVE OFFICER                       2004              n/a           n/a                n/a
    (SINCE DECEMBER 2005)                                   2003              n/a           n/a                n/a

Bruce A. Scott (3)                                          2005          136,547         5,974            $60,810(4)
EXECUTIVE VICE PRESIDENT                                    2004          133,500            --             64,764
                                                            2003          133,500            --             71,150

Ralph E. Weber                                              2005           99,522        16,922             37,095(4)
SENIOR VICE PRESIDENT                                       2004           95,951         1,500             35,262
   (INTERIM PRESIDENT AND CHIEF EXECUTIVE OFFICER,          2003           86,500            --             36,236
   JANUARY 2005 TO DECEMBER 2005)

--------------------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officers. In the opinion of management, the costs of providing such benefits to the named executive officers during the years ended December 31, 2005, 2004 and 2003 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individuals.

(2) Mr. Wessel commenced service as our President and Chief Executive Officer on December 8, 2005 at an annual base salary of $160,000.

(3) Each of Messrs. Scott and Weber held 6,877 and 1,000 shares of unearned restricted common stock, respectively, at December 31, 2005, awarded pursuant to our 1997 Recognition and Retention Plan and Trust Agreement, that had a fair market value at December 31, 2005 of $103,155 and $15,000, respectively. The awards are earned at a rate of 10% per year from the date of grant. Dividends paid on the restricted common stock are held in the Recognition Plan Trust and paid to the recipient when the restricted stock is earned.

(4) Represents the fair market value of 4,054 and 2,473 shares of our common stock allocated on December 31, 2005, to the Employee Stock Ownership Plan accounts of Messrs. Scott and Weber, respectively.

STOCK OPTIONS

        We did not grant any stock options to the named executive officers during 2005. The following table sets forth information concerning the value of stock options held at December 31, 2005 by the named executive officers. Such officers did not exercise any options during 2005.

                                                         YEAR END OPTION VALUES
                           ----------------------------------------------------------------------------------
                               NUMBER OF SECURITIES UNDERLYING           VALUE OF UNEXERCISED IN THE MONEY
                               UNEXERCISED OPTIONS AT YEAR-END                 OPTIONS AT YEAR END
                           ---------------------------------------    ---------------------------------------
          NAME               EXERCISABLE(#)       UNEXERCISABLE(#)      EXERCISABLE(1)       UNEXERCISABLE
-------------------------  ------------------   ------------------    ------------------   ------------------
Bruce A. Scott                   85,962                 --                   --                    --

--------------------

(1) The exercise price of the options ($17.1875) is greater than the fair market value of the common stock at December 31, 2005.

EMPLOYMENT AGREEMENT

        On December 8, 2005 Guaranty Savings entered into a letter agreement with Mr. Wessel providing the terms for Mr. Wessel's employment as President and Chief Executive Officer. Mr. Wessel commenced his duties as President and Chief Executive Officer of GS Financial and Guaranty Savings as of December 8, 2005. Under the terms of the letter agreement, Mr. Wessel will receive, among other compensation and benefits, an annual base salary of $160,000. If a change in control occurs within the first two years' of Mr. Wessel's employment and his employment is terminated other than for cause, Mr. Wessel will be entitled to receive a lump sum payment equal to one year's base salary and certain other benefits.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

        Our policies provide that all loans made by Guaranty Savings to our directors, officers and employees are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. All such loans made to our directors and executive officers met such criteria.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Determinations regarding compensation of our Chief Executive Officer and other executive officers are made by the Compensation Committee of the Board of Directors. Messrs. Glazer, Wren and Zahn are the current members of the Compensation Committee.

        No person who served as a member of the Compensation Committee during 2005 was a current or former officer or employee of GS Financial or Guaranty Savings or engaged in certain transactions with GS Financial or Guaranty Savings required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during 2005, which generally means that no executive officer of GS Financial served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our Compensation Committee.

--------------------------------------------------------------------------------
              STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

        STOCKHOLDER PROPOSALS. Any proposal which a stockholder wishes to have included in the proxy materials of GS Financial relating to the next annual meeting of stockholders, which is scheduled to be held in April, 2007, must be received at our principal executive offices located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002, Attention: Lettie R. Moll, Corporate Secretary, no later than November 30, 2006. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

        Stockholder proposals which are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.D. of our Articles of Incorporation, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely with respect to the annual meeting of stockholders scheduled to be held in April 2007, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices no later than February 24, 2007. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business and, to the extent known, any other stockholders known by such stockholder to be supporting such proposal, (c) the number of shares of common stock which are beneficially owned by the stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice, and (d) any financial interest of the stockholder in such proposal (other than interests which all stockholders would have).

        STOCKHOLDER NOMINATIONS. Our Articles of Incorporation govern nominations of candidates for election as director at any annual meeting of stockholders and provide that such nominations, other than those made by the Board of Directors, may be made by any stockholder entitled to vote at such annual meeting provided such nomination is made in accordance with the procedures set forth in Article 6.F. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders or February 25, 2006 in the case of this Annual Meeting. Such stockholder's notice must comply with the requirements of Article 6.F. We did not receive any stockholder nominations.

        OTHER STOCKHOLDER COMMUNICATIONS. Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of GS Financial Corp., c/o Lettie R. Moll, Corporate Secretary, at 3798 Veterans Memorial Boulevard, Metairie, Louisiana 70002.

--------------------------------------------------------------------------------
                                 ANNUAL REPORTS
--------------------------------------------------------------------------------

        A copy of our Annual Report to Stockholders for the year ended December 31, 2005 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

        UPON RECEIPT OF A WRITTEN REQUEST, WE WILL FURNISH TO ANY STOCKHOLDER WITHOUT CHARGE A COPY OF OUR ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) FOR FISCAL 2005 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, UPON WRITTEN REQUEST, WE WILL FURNISH COPIES OF THE EXHIBITS TO THE ANNUAL REPORT ON FORM 10-K FOR A FEE THAT COVERS OUR REASONABLE EXPENSES IN FURNISHING SUCH EXHIBITS. SUCH WRITTEN REQUESTS SHOULD BE DIRECTED TO LETTIE R. MOLL, CORPORATE SECRETARY, GS FINANCIAL CORP., 3798 VETERANS MEMORIAL BOULEVARD, METAIRIE, LOUISIANA 70002. THE FORM 10-K IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

        Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

        The cost of the solicitation of proxies will be borne by GS Financial. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                                           REVOCABLE PROXY
                                                         GS FINANCIAL CORP.
[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE                                                                                            WITH-
                                                                                                          FOR      HOLD
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF             1.  ELECTION OF DIRECTORS FOR THREE-      [ ]       [ ]
DIRECTORS OF GS FINANCIAL CORP. FOR USE AT THE ANNUAL               YEAR TERM (except as marked to the
MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 25, 2006                contrary below)
AND AT ANY  ADJOURNMENT THEREOF.

        The undersigned hereby appoints Bruce  A. Scott         Nominees for three-year term expiring in 2009:
and Lettie R. Moll or any successors thereto, as proxies
with full powers of substitution, to represent and vote,        STEPHEN L. CORY, EDWARD J. BOURGEOIS AND ALBERT J. ZAHN, JR.
as designated below, all the shares of Common Stock of GS
Financial Corp. (the "Company") held of record by the           INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
undersigned on March 14, 2006 at the Annual Meeting of          NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
Stockholders to be held at the Company's corporate
headquarters located at 3798 Veterans Memorial Boulevard,       --------------------------------------------------------------------
Metairie,  Louisiana 70002, on Tuesday, April 25, 2006, at
10:00 a.m., Central Time, and any adjournment thereof.          2.  PROPOSAL TO RATIFY THE APPOINT-       FOR    AGAINST   ABSTAIN
                                                                    MENT by the Board of Directors of     [ ]      [ ]       [ ]
                                                                    LaPorte, Sehrt, Romig & Hand as the
                                                                    Company's independent registered
                                                                    public accounting firm for the year
                                                                    ending December 31, 2006.

                                                                3.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
                                                                    PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE MEETING       [ ]

                                                                        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE
                                                                    SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED.
                                           -------------------      IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE
        Please be sure to date              Date                    ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF
  this Proxy and sign in the box below.                             DIRECTORS, FOR THE RATIFICATION OF AUDITORS AND OTHERWISE AT THE
--------------------------------------------------------------      DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME
                                                                    PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

                                                                        PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME(S) APPEAR(S) ON
--Stockholder sign above-----Co-holder (if any) sign above----      THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE
                                                                    GIVE TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED
                                                                    SIGN.

------------------------------------------------------------------------------------------------------------------------------------
                            ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                                                          GS FINANCIAL CORP.

------------------------------------------------------------------------------------------------------------------------------------
                                                         PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE
ENVELOPE PROVIDED.

---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------

                         ESOP VOTING INSTRUCTION BALLOT
                               GS FINANCIAL CORP.

[X]     PLEASE MARK VOTES
        AS IN THIS EXAMPLE

        The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust of GS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock allocated to my account pursuant to the ESOP as of March 14, 2006 at the Annual Meeting of Stockholders to be held at the Company's corporate headquarters located at 3798 Veterans Memorial Boulevard, Metairie, Louisiana, 70002, on Tuesday, April 25, 2006, at 10:00 a.m., Central Time, and any adjournment thereof.

1.      ELECTION OF DIRECTORS FOR THREE-YEAR TERM
        (except as marked to the contrary below)

                FOR [ ]         WITHHOLD [ ]

        Nominees for three-year term expiring in 2009:

Stephen L. Cory, Edward J. Bourgeois and Albert J. Zahn, Jr.

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

_____________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of LaPorte, Sehrt, Romig & Hand as the Company's independent registered public accounting firm for the year ending December 31, 2006.

                FOR [ ]         AGAINST [ ]        ABSTAIN [ ]

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

        The Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Board of Directors.


                                                    Dated: _______________, 2006



                                                    ____________________________
                                                    Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2.

                         [GS FINANCIAL CORP. LETTERHEAD]




                                                                  March 30, 2006


To:     Participants in GS Financial Corp's Employee Stock Ownership Plan


        As described in the attached materials, your proxy as a stockholder of GS Financial Corp. is being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock allocated to your account pursuant to the Employee Stock Ownership Plan will be voted.

        Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, GS Financial Corp's Annual Report to Stockholders and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the Trustees of the ESOP. The Trustees will total the votes and vote the shares in accordance with your instructions.

        We urge each of you to vote, as a means of participating in the governance of the affairs of GS Financial Corp. If your voting instructions for the ESOP are not received, the shares allocated to your account will generally not be voted, subject to the fiduciary duties of the trustee. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

        Please note that the enclosed voting instruction ballot relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,


                                        /s/ Stephen E. Wessel
                                        ---------------------
                                        Stephen E. Wessel
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER